Exhibit 99.1

GrabAGun Completes NYSE Listing; Affirms Plans to Accelerate Growth

●	GrabAGun is now trading on NYSE under ticker symbols “PEW” and “PEWW”

●	GrabAGun’s online platform and digitally native business model is positioned to disrupt the $25B firearms and accessories (“F&A”) market

●	GrabAGun has identified and is currently evaluating over a dozen strategic acquisition opportunities across eCommerce and key adjacent categories

●	Targeting accretive acquisitions that expand GrabAGun’s share and complement its platform in ways that accelerate customer acquisition, margin growth and operational efficiency

●	Company announces plans to enhance customer payment options through cryptocurrency and stablecoin payment integration across its entire platform

Coppell, Texas – July 22, 2025 – GrabAGun Digital Holdings Inc. (“GrabAGun” or the “Company”) (NYSE: PEW), an online retailer of firearms, ammunition and related accessories, today affirmed its plans to maintain and grow its digital firearms mobile-focused retail platform following its listing to the New York Stock Exchange (“NYSE”) on July 16, 2025.

As a result of the Company’s go-public transaction, GrabAGun received over $179 million of gross proceeds (over $119 million, after secondary proceeds and transaction and advisory expenses), that will be used to accelerate future growth initiatives including expanding its online platform as well as strategic acquisition opportunities. Management believes the total addressable market for GrabAGun’s product offerings may be as high as $25 billion based on 2024 F&A industry data. Already an established player in F&A eCommerce, management believes that GrabAGun is positioned to benefit from an increasing generational shift in the $25 billion F&A industry toward mobile and online shopping and away from brick-and-mortar retail stores.

Donald Trump Jr., a member of the Company’s Board of Directors, as well as an advisor and shareholder of GrabAGun and recognized leader of the Second Amendment (“2A”) movement, commented, “As a life-long supporter of 2A rights, I am proud to support and be involved with GrabAGun and its mission of modernizing the F&A industry, while delivering a best-in-class shopping experience to customers across the United States. It is more important now than ever that those of us who are pro-America and pro-freedom find and support companies that hold those same values. That is why I am proud to be a long-term partner of GrabAGun and look forward to driving significant growth for the Company while preserving and protecting our fundamental rights as Americans.”

Marc Nemati, CEO of GrabAGun, commented, “With a bold vision, tech-forward approach, and strong balance sheet, GrabAGun is exceptionally well positioned to accelerate its growth through strategic acquisitions that enhance our platform and broaden our customer reach. As we continue to identify and integrate complementary businesses, our focus remains on modernizing acquired assets with scalable, data-driven technology that unlocks operational efficiencies and enhances the customer experience. These acquisitions are deliberately selected for their accretive potential, expanding our market share in ways that are immediately impactful. Our team understands that the next phase of our growth will not only come from serving mobile-first, online-savvy enthusiasts, sportsmen, and defenders, but from building a powerful ecosystem that captures a significantly larger share of their F&A spend. As part of our commitment to modernizing the F&A retail experience, we are excited to announce our plans to integrate cryptocurrency and stablecoin payment options through trusted payment vendors. With the support of our partners, and now the public markets, we are confident in our ability to scale rapidly and deliver long-term value to all stakeholders.”

Key GrabAGun Highlights

●	eCommerce Firearms & Accessories Platform: GrabAGun is positioned to become a leading U.S. digital firearms mobile-focused retail platform for the next generation of buyers

●	Favorable Industry Tailwinds & Demographic Shifts: Millennial and Gen Z firearms buyers are primed to disrupt the firearms market with digital, mobile-first retail preferences

●	Customer-Centric Model: Customer journey is supported with a robust catalog, shoot now/pay later consumer financing, flexible delivery options that comply with regulatory requirements, and U.S.-based customer service team

●	Premier, Technology-First & Scalable Platform: Proprietary tech stack, including AI-driven listings, demand prediction and automated procurement systems

●	Digital Payment Innovation: GrabAGun is in discussions to expand payment options to include cryptocurrency and stablecoins, furthering its commitment to modernizing the F&A industry

●	Competitive Position with Meaningful Barriers to Entry: Procurement platform and supplier integrations provide pricing and inventory optimization edge

●	Unparalleled Marketing Opportunity: High impact customer outreach marketing capabilities, amplified by GrabAGun’s unique media position via highly visible strategic partners

●	Impressive Financial Performance: Cash flow generative business expected to benefit from scale efficiencies as top line grows

●	Strategic Asset at the Heart of the Industry: Foundation for Second Amendment (2A) sector consolidation and optimization

About GrabAGun

We are defenders. We are sportsmen. We are outdoorsmen. We believe that it is our American duty to help everyone, from first-time buyers to long-time enthusiasts, understand and legally secure their firearms and accessories. That’s why our arsenal is fully packed, consistently refreshed, and always loaded with high-quality affordable firearms and accessories. Industry-leading brands that GrabAGun works with include Smith & Wesson Brands, Sturm, Ruger & Co., SIG Sauer, Glock, Springfield Armory and Hornady Manufacturing, among others.

GrabAGun is a fast growing, digitally native eCommerce retailer of firearms and ammunition, related accessories and other outdoor enthusiast products. Building on its proprietary software expertise, GrabAGun’s eCommerce site has become one of the leading firearm retail websites. In addition to its eCommerce excellence, GrabAGun has developed industry-leading solutions that revolutionize supply chain management, combining dynamic inventory and order management with AI-powered pricing and demand forecasting. These advancements enable seamless logistics, efficient regulatory compliance and a streamlined experience for customers.

Forward-Looking Statements

Any statements other than statements of historical fact contained herein are forward-looking statements. Such forward-looking statements include, but are not limited to, expectations, hopes, beliefs, intentions, plans, prospects, financial results or strategies regarding GrabAGun held by GrabAGun’s management team and the products and markets, future financial condition, expected future performance and market opportunities of GrabAGun. These forward-looking statements generally are identified by the words “anticipate,” “believe,” “could,” “expect,” “estimate,” “future,” “intend,” “may,” “might,” “plan,” “predict,” “project,” “should,” “will,” “would,” “will likely result,” and similar expressions, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this press release, including, without limitation: (i) changes in business, market, financial, political and legal conditions, (ii) changes in GrabAGun’s relationships with its vendor partners, the availability of their products and the terms of any agreements governing those relationships, (iii) negative publicity or broader changes in public perceptions about GrabAGun or the firearms industry as a whole, (iv) changes in laws and regulations affecting GrabAGun’s business, (v) risk of loss of key influencers, media outlets and promoters of GrabAGun’s business or a loss of reputation of GrabAGun or reduced interest in the mission and values of GrabAGun and the segment of the consumer marketplace it intends to serve, (vi) risks of product liability or regulatory lawsuits relating to GrabAGun’s products, (vii) demand for GrabAGun’s current and future product offerings, (viii) the ability to implement business plans, growth, marketplace and other expectations, and identify and realize additional opportunities, (ix) risks related to GrabAGun’s potential inability to achieve or maintain profitability and generate significant revenue, (x) expectations with respect to future operating and financial performance and growth, (xi) the ability of GrabAGun to maintain and obtain, as necessary, any permits necessary for the conduct of GrabAGun’s business, including federal firearm licenses issued pursuant to the Gun Control Act, 18 USC 921 et seq. and special occupational taxpayer stamps issued pursuant to the National Firearms Act, 26 USC 5849 et seq., and (xii) the risk of economic downturn, increased competition, a changing regulatory landscape and related impacts that could occur in the highly competitive consumer marketplace, both online and through “brick and mortar” operations. The foregoing list of factors is not exhaustive. Recipients should carefully consider such factors and the other risks and uncertainties described in the “Risk Factors” section of the Registration Statement on Form S-4, as amended, filed by GrabAGun, including the definitive proxy/prospectus declared effective by the United States Securities and Exchange Commission (“SEC”) on June 20, 2025 and other documents filed or to be filed by GrabAGun from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Recipients are cautioned not to put undue reliance on forward-looking statements, and GrabAGun does not assume any obligation to, nor intends to, update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by U.S. federal securities law.

Investors & Media

GrabAGun@icrinc.com

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